[LOGO] Merrill Lynch Investment Managers

Annual Report
November 30, 2002

Merrill Lynch
Utilities and
Telecommunications
Fund, Inc.

www.mlim.ml.com

           MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.

A pie graph depicting Industry Classification* As a percentage of Equities as of November 30, 2002. (unaudited)

Multi-Utilities & Unregulated Power                                        13.0%
Water Utilities                                                             3.1%
Diversified Telecommunication Services                                     19.4%
Oil & Gas                                                                   2.3%
Gas Utilities                                                               5.9%
Wireless Telecommunication Services                                         2.7%
Electric Utilities                                                         51.7%
Media                                                                       1.9%

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

A pie graph depicting Geographical Diversification As a Percentage of Equities as of November 30, 2002. (unaudited)

France                                                                      0.4%
Greece                                                                      0.7%
Mexico                                                                      0.8%
Canada                                                                      2.7%
United States                                                              88.8%
Italy                                                                       0.6%
Germany                                                                     0.7%
United Kingdom                                                              1.9%
Spain                                                                       3.4%

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

Much like 2001, this was another difficult year for investors in both the broad market as well as in the utilities and telecommunication sectors. However, Merrill Lynch Utilities and Telecommunications Fund, Inc. was able to outperform its benchmark of electric utility stocks in this challenging market. For the fiscal year ended November 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -19.64%, -20.16%, -20.27% and -19.83%, respectively, compared to the unmanaged Standard & Poor's (S&P) Utility Index, which had a return of -30.97. For the same period, the unmanaged S&P 500 Index had a total return of -16.51%. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 - 6 of this report to shareholders.)

We achieved these relatively better results through adherence to the investment objective of the Fund. As stated, the Fund's investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve this goal through investment of at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities to generate, transmit or distribute electricity, telecommunications, natural gas or water.

Portfolio diversification was absolutely critical in fiscal year 2002. There was significant disparity among company performance within the domestic electric sector. Premium valuation levels were placed on the perceived safer transmission and distribution companies as well as some of the integrated companies. Electric generation companies were the hardest hit in terms of performance. Dividend yield and dividend safety became more critical throughout the year ended November 30, 2002. Several long-term, highly regarded companies ran into company-specific problems during the year. To name just a few, TXU Corp. had diversification efforts abroad, Allegheny Energy, Inc. had issues about reliance on power marketing and trading, and Teco Energy suffered with its financial position. The Fund ended fiscal year 2002 with 61 holdings.

At the start of fiscal year 2002, we retained the Fund's defensive position that contributed outperforming relative results in fiscal year 2001. Low interest rates, a weak economy, investor concerns about accounting issues and the direction of the broad equity market made for an attractive bond market and a more relative positive view toward dividend-paying electric utility stocks. By May 31, 2002, rating agencies became concerned about the financial health of many companies and sectors. There was particular attention given to the utility sector following the problems at Enron Corporation. The net result was that many companies within the electric sector had to raise capital to reduce overall debt levels followed by a broad market. These two events resulted in bonds looking less attractive than equities in the utility sector and we shifted gradually out of our utility bonds and into similar yielding utility stocks. Moreover, the telecommunications sector, in which we have had a relative underweight position for some time, was trading at very attractive valuation levels. The net result was that we added to our weighting in the telecommunications sector in both the integrated companies as well as in the wireless companies. To put some of these changes into perspective, at the end of fiscal year 2001 there was only one telecommunications stock in the Fund's ten largest holdings compared to three at November 30, 2002. The Fund's largest equity holding at November 30, 2002 as a percentage of net assets was Verizon Communications.

Market Outlook

Several factors should be considered as we look to the new year. Current discussions in Washington, D.C. about the relaxation of the double taxation of dividends should benefit shareholders. Rating agency activity has resulted in companies within the utility sector, and in particular on the electric side, focusing on having maximum financial flexibility, which implies a high equity ratio compared to debt. Companies within the domestic utility sector indicated that they have no appetite for acquisitions in the current environment. Cost-cutting opportunities remain whether it is on the operating or capital expenditure side of the ledger. We believe that when growth in the overall economy improves, these companies should benefit, particularly as it relates to employment growth.

The electric utility sector, with its above-market dividend yields, should be the greatest beneficiary of a change in the taxation rules of dividends. Most companies have gone "back to basics," which is to provide electricity at reasonable prices to the customer base in the franchise market(s) that they serve. A significant amount of new electric generation that was planned for the next few years was either put on hold or cancelled outright. The supply/demand will therefore become tighter, which should help prices for generation.

The telecommunications sector, for the most part, also has above-market yields and, therefore, should also benefit from dividend taxation rule changes. However, on a fundamental basis, it is our view that this sector would benefit the most from an improving economy, which results in higher employment growth. We believe the companies we favor offer particular advantages. For example, Verizon Communications has the ability to provide local, long distance, wireless and broadband services to its customers at a reasonable price. Competition has already been rampant in their service territory, and we believe the company's management has shown that they know how to handle a very competitive marketplace. Management has become an even more critical variable in the current environment than ever before. We believe that the management of Verizon Communications understands this and has the ability and desire to express this factor to investors.

In our view, Nextel Communications, a wireless service provider, is also in a positive position. The company has a patent-protected technology that serves a niche market. The "push to talk" market is very attractive. Nextel has won over the business market with its product. Other wireless carriers have talked about having a similar product in this market and have hinted at near term execution of plans. The only problem is that their products prove inferior to Nextel with respect to call setup times. The financial health of Nextel continues to improve. The net result is that the competition is focused on the markets that Nextel has not exploited, such as the teen market, which finds the direct connect feature "to be cool."

The natural gas industry continued to be dominated by oil prices, demand from new gas generation electricity plants and weather. Since two of these three factors are difficult to determine, we continue to remain cautious about the sector. Thus, we have an investment presence, but it is a cautious position. However, we do have a greater exposure to natural gas utilities, which benefit from conversions of other fuel sources to natural gas (such as Keyspan) and from customer growth (such as New Jersey Resources Corporation).

The water business is a highly fragmented business in the United States with most companies in private hands. The focus is on producing a high-quality product. The net result is tariff increases to provide funding for necessary quality improvements. Moreover, water is a relatively inexpensive utility to the majority of consumers. Foreign companies have historically been buyers of water assets.

Looking toward fiscal year 2003, we will continue to closely monitor current portfolio positions in terms of both valuation and fundamental considerations. We believe that at the current time we have a balanced position. We bought the telecommunications sector when valuations became inexpensive and plan to hold them until the economy starts to improve. The domestic electric sector is a beneficiary of dividend tax relief, low interest rates, balance sheet improvement, lack of merger/acquisition activity and cancellation of new electric generating plants. Diversification remains critical in terms of the risk/reward equation.

In Conclusion

We appreciate your investment in Merrill Lynch Utilities and Telecommunications Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kathleen M. Anderson

Kathleen M. Anderson
Vice President and
Senior Portfolio Manager

December 27, 2002


                                     2 & 3

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                                                                           Ten-Year/
                                                                       6-Month           12-Month       Since Inception
As of November 30, 2002                                             Total Return       Total Return      Total Return
========================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*        -17.09%            -19.64%            +96.52%
------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*        -17.26             -20.16             +82.14
------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*        -17.38             -20.27             +55.68
------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class D Shares*        -17.09             -19.83             +62.54
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                       -11.49             -16.51         +162.77/+127.59
------------------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                                -27.24             -30.97         + 38.33/+ 35.34
========================================================================================================================

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception total returns are for ten years for Class A and Class B Shares and from 10/21/94 for Class C and Class D Shares.
 ** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the utility sectors of the S&P 500 Index. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


Class A &
Class B Shares

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the S&P Utilities Index and Standard & Poor's 500 Index. Values are from November 1992 to November 2002.

                                             11/92      11/93      11/94      11/95      11/96
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*                 $ 9,600    $11,693    $11,121    $12,938    $15,259

ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*                 $10,000    $12,086    $11,409    $13,164    $15,441

                                             11/97      11/98      11/99      11/00      11/01      11/02
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*                 $18,257    $23,090    $24,976    $26,242    $23,476    $18,865

ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*                 $18,304    $22,953    $24,654    $25,702    $22,811    $18,212

                                             11/30/92   11/93      11/94      11/95      11/96
S&P Utilities Index ++                       $10,000    $11,545    $10,251    $12,935    $14,561

                                             11/97      11/98      11/99      11/00      11/01      11/02
S&P Utilities Index ++                       $16,762    $20,092    $18,622    $27,017    $20,040    $13,833

                                             11/30/92   11/93      11/94      11/95      11/96
S&P 500 Index +++                            $10,000    $11,010    $11,125    $15,239    $19,485

                                             11/97      11/98      11/99      11/00      11/01      11/02
S&P 500 Index +++                            $25,041    $30,966    $37,437    $35,857    $31,474    $26,277

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  + ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
 ++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the utility sectors of the S&P 500 Index.
+++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

Average Annual
Total Return

                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/02                            -19.64%            -22.85%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                          + 0.66             - 0.16
--------------------------------------------------------------------------------
Ten Years Ended 11/30/02                           + 6.99             + 6.55
--------------------------------------------------------------------------------

 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/02                            -20.16%            -23.22%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                          - 0.10             - 0.27
--------------------------------------------------------------------------------
Ten Years Ended 11/30/02                           + 6.18             + 6.18
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

PERFORMANCE DATA (concluded)

Class C &
Class D Shares

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the S&P Utilities Index and Standard & Poor's 500 Index. Values are from October 21, 1994 to November 2002.

                                  10/21/94**   11/94        11/95        11/96        11/97        11/98
ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*      $10,000      $ 9,765      $11,267      $13,186      $15,647      $19,612

ML Utilities and
Telecommunications
Fund, Inc.+--Class D Shares*      $ 9,600      $ 9,383      $10,904      $12,807      $15,285      $19,273

                                  11/99        11/00        11/01        11/02
ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*      $21,052      $22,001      $19,528      $15,570

ML Utilities and
Telecommunications
Fund, Inc.+--Class D Shares*      $20,807      $21,789      $19,464      $15,604

                                  10/31/94     11/94        11/95        11/96        11/97        11/98
S&P Utilities Index ++            $10,000      $10,030      $12,656      $14,247      $16,401      $19,659

                                  11/99        11/00        11/01        11/02
S&P Utilities Index ++            $18,220      $26,443      $19,606      $13,533

                                  10/31/94     11/94        11/95        11/96        11/97        11/98
S&P 500 Index +++                 $10,000      $ 9,636      $13,199      $16,877      $21,689      $26,821

                                  11/99        11/00        11/01        11/02
S&P 500 Index +++                 $32,426      $31,058      $27,262      $22,760

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
 ++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the utility sectors of the S&P 500 Index. The starting date for the Index in the graph is from 10/31/94.
+++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in the graph is from 10/31/94.

Average Annual
Total Return

                                               % Return             % Return
                                             Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/02                        -20.27%              -21.04%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                      - 0.10               - 0.10
--------------------------------------------------------------------------------
Inception (10/21/94)
through 11/30/02                               + 5.61               + 5.61
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                          % Return Without      % Return With
                                            Sales Charge          Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 11/30/02                        -19.83%              -23.03%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                      + 0.42               - 0.40
--------------------------------------------------------------------------------
Inception (10/21/94)
through 11/30/02                               + 6.17               + 5.64
--------------------------------------------------------------------------------

 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                                             Shares                                                                       Percent of
COUNTRY         Industry*                     Held                Common Stocks                                Value      Net Assets
====================================================================================================================================
Canada          Diversified                 165,200   BCE Inc.                                             $ 3,026,464          2.2%
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                    23,400   Encana Corp.                                             638,250          0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Canada                            3,664,714          2.6
====================================================================================================================================
France          Multi-Utilities &            26,400  +Suez SA                                                  483,234          0.4
                Unregulated Power
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in France                              483,234          0.4
====================================================================================================================================
Germany         Electric Utilities           14,800   E.On AG                                                  638,980          0.4
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &            13,300   RWE AG                                                   378,402          0.3
                Unregulated Power
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Germany                           1,017,382          0.7
====================================================================================================================================
Greece          Electric Utilities           70,900  +Public Power Corporation (GDR) (b)                       894,337          0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Greece                              894,337          0.7
====================================================================================================================================
Italy           Diversified                 149,900   Telecom Italia SpA (Registered Non-Convertible)          808,233          0.6
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Italy                               808,233          0.6
====================================================================================================================================
Mexico          Diversified                  35,000   Telefonos de Mexico SA (ADR) (a)                       1,128,400          0.8
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Mexico                            1,128,400          0.8
====================================================================================================================================
Spain           Electric Utilities           71,200   Endesa SA                                                843,582          0.6
                                            293,500   Iberdrola SA                                           3,801,499          2.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Spain                             4,645,081          3.3
====================================================================================================================================
United Kingdom  Electric Utilities           74,400   Scottish and Southern Energy PLC                         717,173          0.5
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &           113,775   National Grid Group PLC                                  763,459          0.6
                Unregulated Power            59,700   United Utilities PLC                                     559,217          0.4
                                                                                                           -----------         ----
                                                                                                             1,322,676          1.0
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication   25,500     Vodafone Group PLC (ADR) (a)                           478,125          0.3
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the United Kingdom                2,517,974          1.8
====================================================================================================================================


                               6 & 7

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                                             Shares                                                                       Percent of
COUNTRY         Industry*                     Held                Common Stocks                                Value      Net Assets
====================================================================================================================================
United States   Diversified                  51,000   ALLTEL Corporation                                   $ 2,809,080          2.0%
                Telecommunication            40,640   AT&T Corp.                                             1,139,546          0.8
                Services                    183,600   BellSouth Corporation                                  5,104,080          3.7
                                             36,900   CenturyTel, Inc.                                       1,139,472          0.8
                                            185,000   SBC Communications Inc.                                5,272,500          3.8
                                            138,800   Verizon Communications                                 5,812,944          4.1
                                                                                                           -----------         ----
                                                                                                            21,277,622         15.2
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities           28,600   Ameren Corporation                                     1,182,610          0.8
                                            103,700   American Electric Power Company, Inc.                  2,947,154          2.1
                                             36,800   CMS Energy Corporation                                   366,160          0.3
                                            154,162   Cinergy Corp.                                          4,994,849          3.6
                                             96,000   Cleco Corporation                                      1,303,680          0.9
                                             43,400   Consolidated Edison, Inc.                              1,725,150          1.2
                                             94,700   Constellation Energy Group                             2,495,345          1.8
                                            153,000   DPL Inc.                                               2,311,830          1.7
                                            106,900   DTE Energy Company                                     4,738,877          3.4
                                            102,937   Dominion Resources, Inc.                               5,244,640          3.8
                                             68,900  +Edison International                                     764,101          0.5
                                             75,300   Entergy Corporation                                    3,292,869          2.4
                                             62,500   Exelon Corporation                                     3,136,875          2.2
                                             76,200   FPL Group, Inc.                                        4,480,560          3.2
                                            111,300   FirstEnergy Corp.                                      3,525,984          2.5
                                             87,200   NSTAR                                                  3,566,480          2.6
                                            118,000   PPL Corporation                                        3,929,400          2.8
                                             37,100   Pepco Holdings, Inc,                                     743,113          0.5
                                             62,700   Pinnacle West Capital Corporation                      2,013,924          1.4
                                             73,100   Progress Energy, Inc.                                  3,070,200          2.2
                                            107,600   Public Service Enterprise Group Incorporated           3,221,544          2.3
                                             72,000   The Southern Company                                   1,883,520          1.3
                                             99,000   TXU Corp.                                              1,526,580          1.1
                                             30,100   Wisconsin Energy Corporation                             692,601          0.5
                                                                                                           -----------         ----
                                                                                                            63,158,046         45.1
                --------------------------------------------------------------------------------------------------------------------
                Gas Utilities                78,600   KeySpan Corporation                                    2,773,794          2.0
                                            115,500   New Jersey Resources Corporation                       3,632,475          2.6
                                             79,000   NiSource Inc.                                          1,539,710          1.1
                                                                                                           -----------         ----
                                                                                                             7,945,979          5.7
                --------------------------------------------------------------------------------------------------------------------
                Media                        65,735  +Comcast Corporation (Class A)                          1,534,260          1.1
                                             45,300  +Comcast Corporation (Special Class A)                  1,031,481          0.7
                                                                                                           -----------         ----
                                                                                                             2,565,741          1.8
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &           196,200   Duke Energy Corporation                                3,872,988          2.8
                Unregulated Power           190,700   Energy East Corporation                                4,136,283          3.0
                                            131,500   National Fuel Gas Company                              2,727,310          2.0
                                            105,700   SCANA Corporation                                      3,180,513          2.3
                                             69,000   Vectren Corporation                                    1,571,130          1.1
                                                                                                           -----------         ----
                                                                                                            15,488,224         11.2
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                    13,900   Devon Energy Corporation                                 636,481          0.5
                                             47,100   EOG Resources, Inc.                                    1,826,067          1.3
                                                                                                           -----------         ----
                                                                                                             2,462,548          1.8
                --------------------------------------------------------------------------------------------------------------------
                Water Utilities              50,100   American Water Works Company, Inc.                     2,222,937          1.6
                                             99,000   Philadelphia Suburban Corporation                      1,979,010          1.4
                                                                                                           -----------         ----
                                                                                                             4,201,947          3.0
                --------------------------------------------------------------------------------------------------------------------
                Wireless                    223,208  +AT&T Wireless Services Inc.                            1,685,220          1.2
                Telecommunication           105,000  +Nextel Communications, Inc. (Class A)                  1,442,700          1.0
                Services                                                                                   -----------         ----
                                                                                                             3,127,920          2.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the United States               120,228,027         86.0
====================================================================================================================================
                                                      Total Investments in Common Stocks
                                                      (Cost--$136,554,328)                                 135,387,382         96.9
====================================================================================================================================

                                                           Short-Term Securities
====================================================================================================================================
                Common Stock              4,233,453   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                      Series I**                                             4,233,453          3.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Short-Term Securities
                                                      (Cost--$4,233,453)                                     4,233,453          3.0
====================================================================================================================================
                Total Investments (Cost--$140,787,781)                                                     139,620,835         99.9
                Other Assets Less Liabilities                                                                  126,637          0.1
                                                                                                          ------------        -----
                Net Assets                                                                                $139,747,472        100.0%
                                                                                                          ============        =====
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
  +   Non-income producing security.
  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
 ** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                           Net Share        Net         Dividend
      Affiliate                             Activity       Cost          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I              4,233,453    $4,233,453    $    1,603
      --------------------------------------------------------------------------

See Notes to Financial Statements.

Worldwide
Investments as of
November 30, 2002
(unaudited)

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Verizon Communications ...............................................    4.1%
SBC Communications Inc. ..............................................    3.8
Dominion Resources, Inc. .............................................    3.8
BellSouth Corporation ................................................    3.7
Cinergy Corp. ........................................................    3.6
DTE Energy Company ...................................................    3.4
FPL Group, Inc. ......................................................    3.2
Energy East Corporation ..............................................    3.0
PPL Corporation ......................................................    2.8
Duke Energy Corporation ..............................................    2.8


                                     8 & 9

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

               As of November 30, 2002
============================================================================================================================
Assets:        Investments, at value (including securities loaned of $26,344,958)
               (identified cost--$140,787,781) .............................................                   $ 139,620,835
               Investments held as collateral for loaned securities, at value ..............                      27,186,101
               Receivables:
                 Dividends .................................................................    $   488,782
                 Capital shares sold .......................................................         76,311
                 Loaned securities income ..................................................          2,485          567,578
                                                                                                -----------
               Prepaid registration fees and other assets ..................................                          32,768
                                                                                                               -------------
               Total assets ................................................................                     167,407,282
                                                                                                               -------------
============================================================================================================================
Liabilities:   Collateral on securities loaned, at value ...................................                      27,186,101
               Payables:
                 Capital shares redeemed ...................................................        257,096
                 Investment adviser ........................................................         63,686
                 Distributor ...............................................................         57,639          378,421
                                                                                                -----------
               Accrued expenses and other liabilities ......................................                          95,288
                                                                                                               -------------
               Total liabilities ...........................................................                      27,659,810
                                                                                                               -------------
============================================================================================================================
Net Assets:    Net assets ..................................................................                   $ 139,747,472
                                                                                                               =============
============================================================================================================================
Net Assets     Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                   $     275,100
Consist of:    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                       1,015,855
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                         144,224
               Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                         459,971
               Paid-in capital in excess of par ............................................                     179,986,318
               Undistributed investment income--net ........................................    $   562,986
               Accumulated realized capital losses on investments and foreign currency
               transactions--net ...........................................................    (41,530,587)
               Unrealized depreciation on investments and foreign currency transactions--net     (1,166,395)
                                                                                                -----------
               Total accumulated losses--net ...............................................                     (42,133,996)
                                                                                                               -------------
               Net assets ..................................................................                   $ 139,747,472
                                                                                                               =============
============================================================================================================================
Net Asset      Class A--Based on net assets of $20,342,251 and 2,751,002 shares outstanding                    $        7.39
Value:                                                                                                         =============
               Class B--Based on net assets of $74,822,602 and 10,158,551 shares outstanding                   $        7.37
                                                                                                               =============
               Class C--Based on net assets of $10,544,643 and 1,442,236 shares outstanding                    $        7.31
                                                                                                               =============
               Class D--Based on net assets of $34,037,976 and 4,599,707 shares outstanding                    $        7.40
                                                                                                               =============
============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 2002
=====================================================================================================================
Investment Income:    Dividends (net of $49,316 foreign withholding tax) ..........                     $   5,936,542
                      Interest ....................................................                         1,915,515
                      Securities lending--net .....................................                            47,930
                                                                                                        -------------
                      Total income ................................................                         7,899,987
                                                                                                        -------------
=====================================================================================================================
Expenses:             Investment advisory fees ....................................    $  1,078,476
                      Account maintenance and distribution fees--Class B ..........         817,762
                      Transfer agent fees--Class B ................................         220,448
                      Accounting services .........................................         114,142
                      Professional fees ...........................................          99,038
                      Account maintenance and distribution fees--Class C ..........          93,571
                      Account maintenance fees--Class D ...........................          88,224
                      Transfer agent fees--Class D ................................          62,864
                      Directors' fees and expenses ................................          51,162
                      Printing and shareholder reports ............................          50,782
                      Transfer agent fees--Class A ................................          41,866
                      Registration fees ...........................................          36,816
                      Transfer agent fees--Class C ................................          24,677
                      Custodian fees ..............................................          18,031
                      Pricing fees ................................................           8,379
                      Other .......................................................          23,451
                                                                                       ------------
                      Total expenses ..............................................                         2,829,689
                                                                                                        -------------
                      Investment income--net ......................................                         5,070,298
                                                                                                        -------------
=====================================================================================================================
Realized &            Realized loss on:
Unrealized Gain         Investments--net ..........................................     (41,154,750)
(Loss) on               Foreign currency transactions--net ........................         (15,765)      (41,170,515)
Investments &                                                                          ------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net ..........................................      (3,927,032)
                        Foreign currency transactions--net ........................             405        (3,926,627)
                                                                                       ------------     -------------
                      Total realized and unrealized loss on investments and foreign
                      currency transactions--net ..................................                       (45,097,142)
                                                                                                        -------------
                      Net Decrease in Net Assets Resulting from Operations ........                     $ (40,026,844)
                                                                                                        =============
=====================================================================================================================

      See Notes to Financial Statements.


                                    10 & 11

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                For the
                                                                                                        Year Ended November 30,
                                                                                                   -------------------------------
                     Increase (Decrease) in Net Assets:                                                  2002              2001
==================================================================================================================================
Operations:          Investment income--net ...................................................    $   5,070,298     $   6,899,386
                     Realized gain (loss) on investments and foreign currency transactions--net      (41,170,515)       23,756,485
                     Change in unrealized appreciation/depreciation on investments and foreign
                     currency transactions--net ...............................................       (3,926,627)      (58,858,316)
                                                                                                   -------------     -------------
                     Net decrease in net assets resulting from operations .....................      (40,026,844)      (28,202,445)
                                                                                                   -------------     -------------
==================================================================================================================================
Dividends &          Investment income--net:
Distributions to       Class A ................................................................         (832,654)         (967,165)
Shareholders:          Class B ................................................................       (2,889,181)       (4,696,798)
                       Class C ................................................................         (310,345)         (261,710)
                       Class D ................................................................       (1,167,420)       (1,039,345)
                     Realized gain on investments--net:
                       Class A ................................................................         (317,830)       (1,836,468)
                       Class B ................................................................       (1,716,573)      (13,797,176)
                       Class C ................................................................         (127,179)         (651,379)
                       Class D ................................................................         (441,431)       (1,060,900)
                                                                                                   -------------     -------------
                     Net decrease in net assets resulting from dividends and distributions to
                     shareholders .............................................................       (7,802,613)      (24,310,941)
                                                                                                   -------------     -------------
==================================================================================================================================
Capital Share        Net decrease in net assets derived from capital share transactions .......      (33,660,519)      (35,024,795)
Transactions:                                                                                      -------------     -------------
==================================================================================================================================
Net Assets:          Total decrease in net assets .............................................      (81,489,976)      (87,538,181)
                     Beginning of year ........................................................      221,237,448       308,775,629
                                                                                                   -------------     -------------
                     End of year* .............................................................    $ 139,747,472     $ 221,237,448
                                                                                                   =============     =============
==================================================================================================================================
                    *Undistributed investment income--net .....................................    $     562,986     $     707,812
                                                                                                   =============     =============
==================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios                                       Class A
                   have been derived from information                    --------------------------------------------------------
                   provided in the financial statements.                             For the Year Ended November 30,
                                                                         --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...............    $   9.66    $  11.81    $  19.16    $  19.49    $  16.97
Operating                                                                --------    --------    --------    --------    --------
Performance:       Investment income--net+ ..........................         .29         .34         .44         .34         .41
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........       (2.15)      (1.47)        .68        1.14        3.77
                                                                         --------    --------    --------    --------    --------
                   Total from investment operations .................       (1.86)      (1.13)       1.12        1.48        4.18
                                                                         --------    --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................        (.30)       (.35)       (.45)       (.34)       (.42)
                     Realized gain on investments--net ..............        (.11)       (.67)      (7.80)      (1.47)      (1.24)
                     In excess of realized gain on investments--net .          --          --        (.22)         --          --
                                                                         --------    --------    --------    --------    --------
                   Total dividends and distributions ................        (.41)      (1.02)      (8.47)      (1.81)      (1.66)
                                                                         --------    --------    --------    --------    --------
                   Net asset value, end of year .....................    $   7.39    $   9.66    $  11.81    $  19.16    $  19.49
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...............     (19.64%)    (10.54%)      5.07%       8.17%      26.47%
Return:*                                                                 ========    ========    ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .........................................       1.00%        .86%        .83%        .82%        .82%
Net Assets:                                                              ========    ========    ========    ========    ========
                   Investment income--net ...........................       3.39%       3.15%       2.59%       1.82%       2.26%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...........    $ 20,342    $ 26,700    $ 32,698    $ 38,309    $ 41,977
Data:                                                                    ========    ========    ========    ========    ========
                   Portfolio turnover ...............................      31.16%      45.66%      51.79%       7.43%       6.56%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    12 & 13

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

                   The following per share data and ratios                                       Class B
                   have been derived from information                    --------------------------------------------------------
                   provided in the financial statements.                             For the Year Ended November 30,
                                                                         --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...............    $   9.61    $  11.75    $  19.10    $  19.42    $  16.93
Operating                                                                --------    --------    --------    --------    --------
Performance:       Investment income--net+ ..........................         .22         .26         .31         .20         .27
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........       (2.13)      (1.47)        .67        1.15        3.74
                                                                         --------    --------    --------    --------    --------
                   Total from investment operations .................       (1.91)      (1.21)        .98        1.35        4.01
                                                                         --------    --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................        (.22)       (.26)       (.31)       (.20)       (.28)
                     Realized gain on investments--net ..............        (.11)       (.67)      (7.80)      (1.47)      (1.24)
                     In excess of realized gain on investments--net .          --          --        (.22)         --          --
                                                                         --------    --------    --------    --------    --------
                   Total dividends and distributions ................        (.33)       (.93)      (8.33)      (1.67)      (1.52)
                                                                         --------    --------    --------    --------    --------
                   Net asset value, end of year .....................    $   7.37    $   9.61    $  11.75    $  19.10    $  19.42
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...............     (20.16%)    (11.25%)      4.25%       7.41%      25.40%
Return:*                                                                 ========    ========    ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .........................................       1.77%       1.63%       1.59%       1.59%       1.59%
Net Assets:                                                              ========    ========    ========    ========    ========
                   Investment income--net ...........................       2.63%       2.40%       1.83%       1.06%       1.48%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...........    $ 74,822    $147,549    $246,279    $299,912    $327,589
Data:                                                                    ========    ========    ========    ========    ========
                   Portfolio turnover ...............................      31.16%      45.66%      51.79%       7.43%       6.56%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================

                   The following per share data and ratios                                       Class C
                   have been derived from information                    --------------------------------------------------------
                   provided in the financial statements.                             For the Year Ended November 30,
                                                                         --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...............    $   9.55    $  11.68    $  19.04    $  19.37    $  16.89
Operating                                                                --------    --------    --------    --------    --------
Performance:       Investment income--net+ ..........................         .21         .25         .28         .19         .25
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........       (2.11)      (1.45)        .69        1.14        3.73
                                                                         --------    --------    --------    --------    --------
                   Total from investment operations .................       (1.90)      (1.20)        .97        1.33        3.98
                                                                         --------    --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................        (.23)       (.26)       (.31)       (.19)       (.26)
                     Realized gain on investments--net ..............        (.11)       (.67)      (7.80)      (1.47)      (1.24)
                     In excess of realized gain on investments--net .          --          --        (.22)         --          --
                                                                         --------    --------    --------    --------    --------
                   Total dividends and distributions ................        (.34)       (.93)      (8.33)      (1.66)      (1.50)
                                                                         --------    --------    --------    --------    --------
                   Net asset value, end of year .....................    $   7.31    $   9.55    $  11.68    $  19.04    $  19.37
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...............     (20.27%)    (11.24%)      4.17%       7.34%      25.34%
Return:*                                                                 ========    ========    ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .........................................       1.84%       1.69%       1.65%       1.65%       1.64%
Net Assets:                                                              ========    ========    ========    ========    ========
                   Investment income--net ...........................       2.55%       2.31%       1.75%       1.02%       1.38%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...........    $ 10,545    $ 10,194    $ 11,416    $  8,381    $  7,954
Data:                                                                    ========    ========    ========    ========    ========
                   Portfolio turnover ...............................      31.16%      45.66%      51.79%       7.43%       6.56%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================

                   The following per share data and ratios                                       Class D
                   have been derived from information                    --------------------------------------------------------
                   provided in the financial statements.                             For the Year Ended November 30,
                                                                         --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...............    $   9.67    $  11.81    $  19.17    $  19.49    $  16.98
Operating                                                                --------    --------    --------    --------    --------
Performance:       Investment income--net+ ..........................         .26         .32         .39         .30         .36
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........       (2.14)      (1.46)        .68        1.15        3.77
                                                                         --------    --------    --------    --------    --------
                   Total from investment operations .................       (1.88)      (1.14)       1.07        1.45        4.13
                                                                         --------    --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................        (.28)       (.33)       (.41)       (.30)       (.38)
                     Realized gain on investments--net ..............        (.11)       (.67)      (7.80)      (1.47)      (1.24)
                     In excess of realized gain on investments--net .          --          --        (.22)         --          --
                                                                         --------    --------    --------    --------    --------
                   Total dividends and distributions ................        (.39)      (1.00)      (8.43)      (1.77)      (1.62)
                                                                         --------    --------    --------    --------    --------
                   Net asset value, end of year .....................    $   7.40    $   9.67    $  11.81    $  19.17    $  19.49
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...............     (19.83%)    (10.67%)      4.72%       7.96%      26.09%
Return:*                                                                 ========    ========    ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .........................................       1.26%       1.11%       1.08%       1.07%       1.07%
Net Assets:                                                              ========    ========    ========    ========    ========
                   Investment income--net ...........................       3.13%       2.86%       2.34%       1.60%       1.97%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...........    $ 34,038    $ 36,794    $ 18,383    $ 14,747    $ 11,541
Data:                                                                    ========    ========    ========    ========    ========
                   Portfolio turnover ...............................      31.16%      45.66%      51.79%       7.43%       6.56%
                                                                         ========    ========    ========    ========    ========
=================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contacts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $375,576 decrease in cost of securities (which, in turn, results in a corresponding $375,576 increase in net unrealized appreciation and a corresponding $375,576 decrease in undistributed net investment income), based on securities held by the Fund as of November 30, 2001.

The effect of this change for the year ended November 30, 2002 was to decrease net investment income by $262 and decrease net realized capital losses by $375,838. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $360,053 have been


                                    16 & 17

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002 reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ................................             .25%              .50%
Class C ................................             .25%              .55%
Class D ................................             .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $    58               $   557
Class D ............................               $ 2,306               $32,078
--------------------------------------------------------------------------------

For the year ended November 30, 2002, MLPF&S received contingent deferred sales charges of $67,791 and $5,215, relating to transactions in Class B Shares and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of November 30, 2002, the Fund lent securities with a value of $8,348,500 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of November 30, 2002, cash collateral of $12,233,746 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $14,952,355 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $19,230 in securities lending agent fees.

In addition, MLPF&S received $14,813 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2002, the Fund reimbursed MLIM $10,771 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $53,526,034 and $78,572,357, respectively.

Net realized losses for the year ended November 30, 2002 and net unrealized gains (losses) as of November 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................       $(41,154,663)       $ (1,166,946)
Short-term investments .................                (87)                 --
Foreign currency transactions ..........            (15,765)                551
                                               ------------        ------------
Total ..................................       $(41,170,515)       $ (1,166,395)
                                               ============        ============
--------------------------------------------------------------------------------

As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $1,278,534, of which $14,998,537 related to appreciated securities and $16,277,071 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $140,899,369.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $33,660,519 and $35,024,795 for the years ended November 30, 2002 and November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended November 30, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            884,103         $ 7,483,008
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            119,882           1,003,566
                                                 ----------         -----------
Total issued ...........................          1,003,985           8,486,574
Shares redeemed ........................         (1,016,242)         (8,561,617)
                                                 ----------         -----------
Net decrease ...........................            (12,257)        $   (75,043)
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended November 30, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            555,088         $ 6,047,403
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            214,914           2,405,323
                                                 ----------         -----------
Total issued ...........................            770,002           8,452,726
Shares redeemed ........................           (775,895)         (8,510,048)
                                                 ----------         -----------
Net decrease ...........................             (5,893)        $   (57,322)
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended November 30, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            609,287        $  5,228,661
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            429,372           3,664,181
                                                 ----------        ------------
Total issued ...........................          1,038,659           8,892,842
Automatic conversion of shares .........         (1,788,199)        (14,893,930)
Shares redeemed ........................         (4,439,634)        (37,734,429)
                                                 ----------        ------------
Net decrease ...........................         (5,189,174)       $(43,735,517)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended November 30, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            889,719        $  9,827,644
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          1,336,297          14,964,714
                                                 ----------        ------------
Total issued ...........................          2,226,016          24,792,358
Automatic conversion of shares .........         (2,785,637)        (30,695,789)
Shares redeemed ........................         (5,058,340)        (55,292,969)
                                                 ----------        ------------
Net decrease ...........................         (5,617,961)       $(61,196,400)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended November 30, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            782,321         $ 6,863,827
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             42,072             348,913
                                                 ----------         -----------
Total issued ...........................            824,393           7,212,740
Shares redeemed ........................           (449,285)         (3,647,754)
                                                 ----------         -----------
Net increase ...........................            375,108         $ 3,564,986
                                                 ==========         ===========
--------------------------------------------------------------------------------


                                    18 & 19

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended November 30, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            453,076         $ 4,949,174
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             66,723             740,895
                                                 ----------         -----------
Total issued ...........................            519,799           5,690,069
Shares redeemed ........................           (429,850)         (4,642,975)
                                                 ----------         -----------
Net increase ...........................             89,949         $ 1,047,094
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended November 30, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            241,526        $  2,137,205
Automatic conversion of shares .........          1,778,706          14,893,930
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            155,543           1,297,235
                                                 ----------        ------------
Total issued ...........................          2,175,775          18,328,370
Shares redeemed ........................         (1,382,002)        (11,743,315)
                                                 ----------        ------------
Net increase ...........................            793,773        $  6,585,055
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended November 30, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            199,475        $  2,222,666
Automatic conversion of shares .........          2,769,747          30,695,789
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            159,292           1,770,528
                                                 ----------        ------------
Total issued ...........................          3,128,514          34,688,983
Shares redeemed ........................           (878,741)         (9,507,150)
                                                 ----------        ------------
Net increase ...........................          2,249,773        $ 25,181,833
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended November 30, 2002.

6. Distributions to Shareholders:

On December 2, 2002, an ordinary income dividend was declared payable on December 20, 2002 to shareholders of record on December 16, 2002 in an amount per share as follows:

--------------------------------------------------------------------------------
Class A .............................................                   $.036497
Class B .............................................                   $.026991
Class C .............................................                   $.026971
Class D .............................................                   $.033597
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   11/30/2002         11/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 5,199,619        $ 9,105,253
  Net long-term capital gains ............          2,602,994         15,205,688
                                                  -----------        -----------
Total taxable distributions ..............        $ 7,802,613        $24,310,941
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of November 30, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    562,986
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             562,986
Capital loss carryforward ...............................         (40,916,903)*
Unrealized losses--net ..................................          (1,780,079)**
                                                                 ------------
Total accumulated losses--net ...........................        $(42,133,996)
                                                                 ============
--------------------------------------------------------------------------------

 * On November 30, 2002, the Fund had a net capital loss carryforward of $40,916,903, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2003

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2002, 88.50% qualifies for the dividends received deductions for corporations.

Additionally, the Fund distributed long-term capital gains of $.114445 per share to shareholders of record on December 14, 2001.

Please retain this information for your records.


                                    20 & 21

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2002

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                               Position(s) Length                                                       Fund Complex   Directorships
                                   Held    of Time                                                      Overseen by      Held by
Name             Address & Age  with Fund  Served      Principal Occupation(s) During Past 5 Years        Director       Director
------------------------------------------------------------------------------------------------------------------------------------
        Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*  P.O. Box 9011  President  1999 to   Chairman, Americas Region since 2001 and            117 Funds         None
                 Princeton, NJ  and        present   Executive Vice President since 1983 of Fund      162 Portfolios
                 08543-9011     Director   and       Asset Management, L.P. ("FAM") and Merrill
                 Age: 62                   1993 to   Lynch Investment Managers, L.P. ("MLIM");
                                           present   President of Merrill Lynch Mutual Funds since
                                                     1999; President of FAM Distributors, Inc.
                                                     ("FAMD") since 1986 and Director thereof since
                                                      1991; Executive Vice President and Director of
                                                     Princeton Services, Inc. ("Princeton Services")
                                                     since 1993; President of Princeton
                                                     Administrators, L.P. since 1988; Director of
                                                     Financial Data Services, Inc. since 1985.
                 -------------------------------------------------------------------------------------------------------------------
               * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company
                 Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM;
                 President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.
                 The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                               Position(s) Length                                                      Fund Complex    Directorships
                                  Held     of Time                                                      Overseen by       Held by
Name             Address & Age  with Fund  Served*   Principal Occupation(s) During Past 5 Years         Director         Director
------------------------------------------------------------------------------------------------------------------------------------
        Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.        P.O. Box 9011  Director   1990 to   Professor Emeritus of Finance, School of             45 Funds         None
Forbes           Princeton, NJ             present   Business, State University of New York at         54 Portfolios
                 08543-9011                          Albany since 2000 and Professor thereof from
                 Age: 62                             1989 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.       P.O. Box 9011  Director   1995 to   Professor, Harvard Business School since 1989.       45 Funds     Unum
Montgomery       Princeton, NJ             present                                                     54 Portfolios   Provident
                 08543-9011                                                                                            Corporation;
                 Age: 50                                                                                               Newell
                                                                                                                       Rubbermaid
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.       P.O. Box 9011  Director   2000 to   Self-employed financial consultant since 1990;       45 Funds         None
Reilly           Princeton, NJ             present   Partner of Small Cities Cable Television from     54 Portfolios
                 08543-9011                          1986 to 1997.
                 Age: 71
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan    P.O. Box 9011  Director   1992 to   Founder and currently Director Emeritus of The       45 Funds         None
                 Princeton, NJ             present   Boston University Center for the Advancement      54 Portfolios
                 08543-9011                          of Ethics and Character; Professor at Boston
                 Age: 70                             University from 1982 to 1999 and Professor
                                                     Emeritus since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.        P.O. Box 9011  Director   2000 to   President and Chief Executive Officer, Middle       45 Funds          None
Suddarth         Princeton, NJ             present   East Institute from 1995 to 2001; Chairman of     54 Portfolios
                 08543-9011                          the Board of Advisors of The Center for
                 Age: 67                             Contemporary Arab Studies at Georgetown
                                                     University; Secretary of the American Academy
                                                     of Diplomacy.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West  P.O. Box 9011  Director   2000 to   Dean Emeritus of New York University, Leonard        45 Funds     Bowne &
                 Princeton, NJ             present   N. Stern School of Business Administration        54 Portfolios   Co., Inc.;
                 08543-9011                          since 1994.                                                       Vornado
                 Age: 64                                                                                               Realty Trust;
                                                                                                                       Alexander's
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.        P.O. Box 9011  Director   2000 to   Retired.                                             45 Funds         None
Zinbarg          Princeton, NJ             present                                                     54 Portfolios
                 08543-9011
                 Age: 68

                 -------------------------------------------------------------------------------------------------------------------
               * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                               Position(s)  Length
                                  Held      of Time
Name             Address & Age  with Fund   Served*                   Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
           Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke  P.O. Box 9011    Vice      1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
                 Princeton, NJ  President   present     since 1999; Senior Vice President and Treasurer of Princeton Services since
                 08543-9011        and      and 1999    1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
                 Age: 42        Treasurer   to present  from 1990 to 1997; Director of MLIM Taxation since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C.        P.O. Box 9011   Senior     1999 to     President and Global Chief Investment Officer of of MLIM and member of the
Doll, Jr.        Princeton, NJ    Vice      present     Executive Management Committee of ML & Co., Inc. since 2001; Chief
                 08543-9011     President               Investment Officer, Senior Vice President and Co-Head of MLIM Americas from
                 Age: 49                                1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc. from 1987 to 1999 and Executive Vice President from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen M.      P.O. Box 9011    Vice      2002 to     Director of MLIM (Equities) since 2000; Senior Portfolio Manager since 2001;
Anderson         Princeton, NJ  President   present     Associate Portfolio Manager of MLIM from 1998 to 2001 and Research Analyst
                 08543-9011     and Senior              of MLIM from 1993 to 1998.
                 Age: 44        Portfolio
                                 Manager
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Baker   P.O. Box 9011  Secretary   2002 to     Director of MLIM (Legal Advisory) since 1999 and Vice President from 1993 to
                 Princeton, NJ              present     1999; Attorney associated with MLIM since 1987.
                 08543-9011
                 Age: 45
                 -------------------------------------------------------------------------------------------------------------------
               * Officers of the Fund serve at the plea sure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian

J.P. Morgan Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #11693--11/02